Sprouts Farmers Market Q1 2025 Earnings Deck April 2025 Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company’s outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its growth; the Company’s ability to maintain or improve its operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; equipment supply disruptions; general economic conditions that impact consumer spending or result in competitive responses; accounting standard changes; the current inflationary environment and future potential inflationary and/or deflationary trends; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings, including, without limitation, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures We refer to adjusted gross profit, adjusted gross margin, EBIT, adjusted EBIT, adjusted EBIT Margin, and adjusted diluted earnings per share, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the Company’s financial results, and certain of these measures may be used as components of incentive compensation. The Company defines adjusted gross profit as gross profit, excluding the impact of special items. Adjusted gross margin reflects adjusted gross profit divided by net sales for the applicable period. EBIT is defined as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. 2

First Quarter 2025 Highlights Net Sales +19% Comps(1) +11.7% New Store Openings 3 Diluted EPS $1.81 EPS Growth(2) +62% Cash Generation $299M Share Repurchases(3) $219M 1. Comparable Store Sales 2. Reflects comparison of Q1 25 diluted EPS to Q1 24 diluted EPS 3. Excluding excise tax 3

First Quarter Sales Drivers • Balanced performance across categories, channels and geographies • Compelling comparable sales in recent vintages • Strong brick & mortar traffic • E-commerce growth across all partners • Strong performance in vitamins from harsh cold and flu season • Tailwinds from healthy living & wellness trends • Collaborating cross functionally to create an engaging customer experience 4

Structurally Improved Margin Profile (1) Q1 23 EBIT and EBIT margin are presented on an adjusted basis. See the Appendix to this presentation for a reconciliation of EBIT and EBIT margin to adjusted EBIT and adjusted EBIT margin. EBIT & EBIT MARGIN % (1)GROSS MARGIN % 37.3% 37.5% 38.3% 39.6% Q1 22 Q1 23 Q1 24 Q1 25 $120 $137 $148 $226 7.3% 7.9% 7.9% 10.1% Q1 22 Q1 23 Q1 24 Q1 25 5

Target Customer Focus - Huge Opportunity 6

Strong Balance Sheet, Robust Cash Flows ($ in mm) 1. Capital expenditures are net of landlord reimbursement 2. Excluding excise tax Self Fund our Growth and Deliver Shareholder Value Through Ongoing Share Repurchase $22 $45 $46 $49 $46 $98 $60 $219 $153 $180 $220 $299 Cap Ex Share Repurchase Operating Cash Flow Q1 22 Q1 23 Q1 24 Q1 25 7

Full-Year 2025 Outlook Expect to open at least 35 new stores Capex (net of landlord reimbursement) $230 million to $250 million Second Quarter 2025: Comp sales growth of 6.5% to 8.5% and diluted EPS $1.19 to $1.23 Total sales growth of 12.0% to 14.0% Comp sales growth of 5.5% to 7.5% Earnings before interest & taxes (EBIT) $640 million to $660 million Diluted earnings per share (EPS) $4.94 to $5.10 8

Appendix

Appendix SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) (1) For the thirteen weeks ended April 2, 2023, special items included approximately $28 million in store closure and other costs, net primarily related to impairment charges and $4 million in Depreciation and amortization (exclusive of depreciation in cost of sales) for accelerated depreciation in connection with store closures, $3 million in selling, general and administrative expenses related to our supply chain transition and acquisition-related costs. After-tax impact includes the tax benefit on the pre-tax charge. The following table shows a reconciliation of EBIT and adjusted EBIT to net income, adjusted EBIT margin to EBIT margin, as well as a reconciliation of adjusted net income and adjusted diluted earnings per share to net income and diluted earnings per share for the fiscal years ended March 30, 2025, March 31, 2024, April 2, 2023 and April 3, 2022 10 Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended March 30, 2025 March 31, 2024 April 2, 2023 April 3, 2022 Net Sales $ 2,236,436 $ 1,883,808 $ 1,733,310 $ 1,641,161 Net Income $ 180,026 $ 114,100 $ 76,160 $ 88,307 Income tax provision 47,230 33,348 23,142 28,295 Interest (income) expense, net (924) 818 2,220 3,039 Earnings before interest and taxes (EBIT) 226,332 148,266 101,522 119,641 Special Items — — 35,527 (1) — Adjusted EBIT $ 226,332 $ 148,266 $ 137,049 $ 119,641 EBIT Margin 10.1% 7.9% 5.9% 7.3 % Adjusted EBIT Margin 10.1% 7.9% 7.9% 7.3 % Net Income $ 180,026 $ 114,100 $ 76,160 $ 88,307 Special Items, net of tax — — 26,521 (1) — Adjusted Net income $ 180,026 $ 114,100 $ 102,681 $ 88,307 Diluted EPS $ 1.81 $ 1.12 $ 0.73 $ 0.79 Adjusted Diluted EPS $ 1.81 $ 1.12 $ 0.98 $ 0.79 Diluted Weighted Average Shares Outstanding 99,719 102,024 104,876 111,833